CHANGE IN TERMS AGREEMENT

Principal $10,000,000.00	Loan Date 03-01-2013	Maturity 03-01-2015	Loan No 155354101	Call / Coll CLS 07 / 240	Account 600714	Officer 765	Initials
References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing “***” has been omitted due to text length limitations.

Borrower:	BISCO INDUSTRIES, INC.	Lender:	COMMUNITY BANK
	1500 NORTH LAKEVIEW AVENUE		ANAHEIM BRANCH
	ANAHEIM, CA 92807		1750 S. STATE COLLEGE BLVD.
ANAHEIM, CA 92806
(800) 788-9999

Principal Amount: $10,000,000.00	Date of Agreement: March 26, 2013

DESCRIPTION OF EXISTING INDEBTEDNESS. A loan to Borrower evidenced by a Promissory Note dated November 15, 2000, as modified by Change in Terms Agreements dated May 1, 2001; July 1, 2001; September 1, 2001; October 19, 2001; April 30, 2002; June 17, 2002; August 28, 2002; September 16, 2002; October 28, 2002; January 24, 2003; March 27, 2003; June 1, 2003; October 1, 2003; December 1, 2003; February 1, 2004; May 1, 2004; June 23, 2004; August 1, 2004; February 1, 2005; April 1, 2005; April 1, 2006; March 28, 2007; June 1, 2007; July 13, 2007; March 27, 2008, May 15, 2008; March 3, 2009; March 23, 2010; April 16, 2010; October 1, 2010; January 3, 2011; March 1, 2011; May 10, 2012 and September 18, 2012 (“Note”).

DESCRIPTION OF COLLATERAL. A security interest in personal property assets as described in two (2) Commercial Security Agreements each dated March 23, 2010 and a security interest in personal property assets as described in a Commercial Security Agreement dated August 1, 2004 (“Security Agreement”).

DESCRIPTION OF CHANGE IN TERMS.

EFFECTIVE AS OF MARCH 20, 2013:

MODIFICATION OF BUSINESS LOAN AGREEMENT. The Business Loan Agreement dated June 1, 2007 (“Loan Agreement”) is hereby modified and amended as follows:

1) The paragraph entitled “Effective Tangible Net Worth” is hereby deleted in its entirety and replaced with the following:

Effective Tangible Net Worth. Maintain an Effective Tangible Net Worth of not less than $9,000,000.00 to be measured at the end of each fiscal quarter. The term "Effective Tangible Net Worth" means Borrower's total assets, less intangibles [i.e., goodwill, trademarks, patents, copyrights, organizational expenses, and similar intangible items, but including leaseholds and leasehold improvements], less amounts due from officers, partners, stockholders, directors, affiliates, and subsidiaries, less total liabilities, plus amounts subordinated to Lender, as evidenced by a subordination agreement, if any. The first measurement will be as of May 31, 2013.

2) The paragraph entitled “Debt to Effective Tangible Net Worth” is hereby deleted in its entirety and replaced with the following:

Debt to Effective Tangible Net Worth. Maintain a maximum Debt to Effective Tangible Net Worth Ratio of 2.25 to 1.00 to be measured at the end of each fiscal quarter. The term "Debt to Effective Tangible Net Worth" means Borrower's total liabilities, less amounts subordinated to Lender, as evidenced by a subordination agreement, if any divided by Borrower's Effective Tangible Net Worth. The term "Effective Tangible Net Worth" means Borrower’s total assets, less intangibles [i.e. goodwill, trademarks, patents, copyrights, organizational expenses, and similar intangible items, but including leaseholds and leasehold improvements], less amounts due from officers, partners, stockholders, directors, affiliates, and subsidiaries, less total liabilities, plus amounts subordinated to Lender, as evidenced by a subordination agreement, if any. The first measurement will be as of May 31, 2013.

3) The paragraph entitled “Current Ratio” is hereby deleted in its entirety and replaced with the following:

Current Ratio. Maintain a Current Ratio of not less than 1.25 to 1.00 to be measured at the end of each fiscal quarter. The term “Current Ratio” means Borrower's total Current Assets divided by Borrower’s total Current Liabilities. The first measurement will be as of May 31, 2013.

4) The paragraph entitled “Quick Ratio” is hereby deleted in its entirety and replaced with the following:

Quick Ratio. Maintain a Quick Ratio of not less than 0.75 to 1.00 to be measured at the end of each fiscal quarter. The term “Quick Ratio” means Borrower's Cash & Equivalent plus Borrower's net Trade Receivables divided by Borrower's total Current Liabilities. The first measurement will be as of May 31, 2013.

5) The paragraph entitled “Current Assets” is hereby deleted in its entirety and replaced with the following:

Current Assets. Borrower shall maintain a minimum current assets of $17,000,000.00 on a consolidated basis measured quarterly, per GAAP, Investments in Data I/O are to continue to be shown as non-current assets. The first measurement will be as of May 31, 2013.

6) The paragraph entitled “Additional Provision” is hereby deleted in its entirety and replaced with the following:

Additional Provision. Bisco industries. Inc. has advanced funds to EACO Corporation for which it expects repayment in the future. Bisco Industries, Inc. will require EACO Corporation to pay down advances from any proceeds received from the sale of real estate in Florida. Bisco Industries, inc. agrees to pay the line of credit at Community Bank from any proceeds received from EACO Corporation from the sale of the real estate in Florida.

7) The paragraph entitled “Additional Information” is hereby deleted in its entirety.

MODIFICATION OF NOTE. The Note is hereby modified and amended as follows:

The maturity date of the Note is hereby extended from March 1, 2014 to March 1, 2015.

PAYMENT. Borrower will pay this loan in full immediately upon Lender's demand. If no demand is made, Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on March 1, 2015. In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning May 1, 2013, with all subsequent interest payments to be due on the same day of each month after that.

CHANGE IN TERMS AGREEMENT
Loan No: 155354101	(Continued)	Page 2

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender’s right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT, BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

BISCO INDUSTRIES, INC.

By:	/s/ GLEN F. CEILEY
GLEN F. CEILEY, CHAIRMAN and CEO of BISCO
INDUSTRIES, INC.

LASER PRO Lending, Ver. 5.60.00.005 Copr. Harland Financial Solutions, Inc. 1997, 2013. All Rights Reserved. - CA G:\CFI50\CFI\LPL\120.FC TR - 18064 PR-38

NOTICE TO GUARANTOR(S)

Principal $10,000,000.00	Loan Date 03-01-2013	Maturity 03-01-2015	Loan No 155354101	Call / Coll CLS 07 / 240	Account 600714	Officer 765	Initials
References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item. Any item above containing “***” has been omitted due to text length limitations.

Borrower:	BISCO INDUSTRIES, INC.	Lender:	COMMUNITY BANK
	1500 NORTH LAKEVIEW AVENUE		ANAHEIM BRANCH
	ANAHEIM, CA 92807		1750 S. STATE COLLEGE BLVD.
ANAHEIM, CA 92806
(800) 788-9999

This NOTICE TO GUARANTOR(S) is attached to and by this reference is made a part of the Disbursement Request and Authorization, dated March 26, 2013, and executed in connection with a loan or other financial accommodations between COMMUNITY BANK and BISCO INDUSTRIES, INC.

The above referenced loan represents a renewal debt under the conditions of your Commercial Guaranty.

Guarantor(s):

/s/ GLEN F. CEILEY
GLEN F. CEILEY

GLEN F. CEILEY AND BARBARA A. CEILEY REVOCABLE TRUST

BY:	/s/ GLEN F. CEILEY
GLEN F. CEILEY, TRUSTEE of the GLEN F. CEILEY AND BARBARA A. CEILEY REVOCABLE TRUST

BY:	/s/ BARBARA A. CEILEY
BARBARA A. CEILEY, TRUSTEE of the GLEN F. CEILEY AND BARBARA A. CEILEY REVOCABLE TRUST

EACO CORPORATION

BY:	/s/ GLEN F. CEILEY
GLEN F. CEILEY, AUTHORIZED OFFICER

THIS NOTICE TO GUARANTOR(S) IS EXECUTED ON MARCH 26, 2013.

BORROWER:

BISCO INDUSTRIES, INC.

By:	/s/ GLEN F. CEILEY
GLEN F. CEILEY, CHAIRMAN and CEO of BISCO INDUSTRIES, INC.

LASER PRO Lending, Ver. 5.60.00.005 Copr. Harland Financial Solutions, Inc. 1997, 2013. All Rights Reserved. - CA G:\CFI50\CFI\LPL\120.FC TR - 18064 PR-38

DISBURSEMENT REQUEST AND AUTHORIZATION

Principal $10,000,000.00	Loan Date 03-01-2013	Maturity 03-01-2015	Loan No 155354101	Call / Coll CLS 07 / 240	Account 600714	Officer 765	Initials
References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower:	BISCO INDUSTRIES, INC.	Lender:	COMMUNITY BANK
	1500 NORTH LAKEVIEW AVENUE		ANAHEIM BRANCH
	ANAHEIM, CA 92807		1750 S. STATE COLLEGE BLVD.
ANAHEIM, CA 92806
(800) 788-9999

LOAN TYPE. This is a Variable Rate Nondisclosable Revolving Line of Credit Loan to a Corporation for $10,000,000.00 due on March 1, 2015. This is an unsecured renewal loan.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

☐ Personal, Family, or Household Purposes or Personal Investment.

☒ Business (Including Real Estate Investment).

SPECIFIC PURPOSE. The specific purpose of this loan is: RENEWAL.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $10,000,000.00 as follows:

Undisbursed Funds:	$3,308,469.61

Other Disbursements:	$6,691,530.39
$6,691,530.39 BALANCE AS OF 3/26/13

Note Principal:	$10,000,000.00

CHARGES PAID IN CASH. Borrower has paid or will pay in cash as agreed the following charges:

Prepaid Finance Charges Paid in Cash:	$18,698.00
$ 18,698.00 Interest Payment due 4/1/13

Total Charges Paid in Cash:	$18,698.00

AUTOMATIC PAYMENTS. Borrower hereby authorizes Lender automatically to deduct from Borrower's Demand Deposit - Checking account, numbered 704000652, the amount of any loan payment. If the funds in the account are insufficient to cover any payment, Lender shall not be obligated to advance funds to cover the payment. At any time and for any reason, Borrower or Lender may voluntarily terminate Automatic Payments.

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER’S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED MARCH 26, 2013.

BORROWER:

BISCO INDUSTRIES, INC.

By:	/s/ GLEN F. CEILEY
GLEN F. CEILEY, CHAIRMAN and CEO of BISCO INDUSTRIES, INC.

LASER PRO Lending, Ver. 5.60.00.005 Copr. Harland Financial Solutions, Inc. 1997, 2013. All Rights Reserved. - CA G:\CFI50\CFI\LPL\120.FC TR - 18064 PR-38